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                      [PricewaterhouseCoopers Letterhead]

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                                                                      EXHIBIT 23

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-69030) of Handleman Company of our report dated June 28, 2000 relating to the financial statements of Handleman Company Salary Deferral and Stock Plan, which appears in this Form 11-K.



         /s/ PricewaterhouseCoopers LLP


Detroit, Michigan
June 28, 2000